Exhibit 99.3

INVESTOR PRESENTATION | NOVEMBER 2025 | NASDAQ : NKLR Q3 2025 Investor Presentation Financial Results & Corporate Update

INVESTOR PRESENTATION | NOVEMBER 2025 | 2 This presentation and any oral statements made in connection with this presentation do not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, consent or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction . This presentation does not constitute either advice or a recommendation regarding any securities . No Representations or Warranties : No representations or warranties, express or implied, are given in, or in respect of, this presentation or as to the accuracy, reasonableness or completeness of the information contained in or incorporated by reference herein . To the fullest extent permitted by law, in no circumstances will the Company or any of its affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Certain information contained herein has been derived from sources prepared by third parties . While such information is believed to be reliable for the purposes used herein, none of the Company, or any of its affiliates, directors, officers, employees, members, partners, shareholders, advisors or agents has independently verified the data obtained from these sources or makes any representation or warranty with respect to the accuracy of such information . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Company . Recipients of this presentation should each make their own evaluation of the Company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . The Company expressly disclaims any duty to update the information contained in this presentation, whether as a result of new information, future events or otherwise . Forward - Looking Statement : This presentation includes “forward - looking statements” within the meaning of the federal securities laws, including, but not limited to, opinions and projections prepared by the Company’s management . Forward - looking statements generally relate to future events or the Company’s future financial or operating performance, including pro forma and estimated financial information, and other “forward - looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) . For example, projections of future EBITDA, Adjusted EBITDA and other metrics are forward - looking statements . The recipient can identify forward - looking statements because they typically contain words such as “outlook,” “believes,” “expects,” “ will,” “projected,” “continue,” “increase,” “may,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negatives or variations of these words or other comparable words and/or similar expressions (but the absence of these words and/or similar expressions does not mean that a statement is not forward - looking) . These forward - looking statements specifically include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, and the potential success of the Company’s strategy and expectations . Forward - looking statements, opinions and projections are neither historical facts nor assurances of future performance . Instead, they are based only on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions . Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control . These uncertainties and risks may be known or unknown . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : changes in domestic and foreign business, market, financial, political and legal conditions ; risks relating to the uncertainty of the projected financial information with respect to Terra ; future global, regional or local economic and market conditions ; the development, effects and enforcement of laws and regulations ; Terra’s ability to manage future growth ; Terra’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its platform ; the effects of competition on Terra’s future business ; and the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries . If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward - looking statements contained herein . In addition, forward - looking statements reflect the Company’s expectations and views as of the date of this presentation . The Company anticipates that subsequent events and developments will cause its assessments to change . However, while the Company may elect to update these forward - looking statements in the future, each of them specifically disclaims any obligation to do so . Accordingly, you should not place undue reliance on the forward - looking statements, which speak only as of the date they are made . DISCLAIMER

INVESTOR PRESENTATION | NOVEMBER 2025 | 3 3 3 3 3 INVESTOR PRESENTATION | NOVEMBER 2025 | MAKING NUCLEAR POWER ACCESSIBLE Delivering Simple and Safe Microreactor Solutions That are Scalable, Affordable and Deployable Anywhere, 1MWe at a Time 1MWe POWERS 200 AVERAGE HOMES IN USA

INVESTOR PRESENTATION | NOVEMBER 2025 | 4 POST - LISTING ACTIVITIES Fully Funded to Complete 3 Key Workstreams FULLY FUNDED Successful Capital Raise Funding Licensing, FOAK Construction and Immediate Company Operations WORKSTREAMS ▪ Licensing ▪ FOAK Construction (2027) ▪ FOAK Operation (2027)

INVESTOR PRESENTATION | NOVEMBER 2025 | 5 DIFFERENTIATORS Terra Innovatum’s Strategically Differentiated Approach SAFE BY PHYSICS SMALL SIZE & BUILT IN FACTORY OFF THE SHELF COMPONENTS & COMMERCIALLY AVAILABLE FUEL COMPLETED DESIGN (2024) VERSATILITY & MODULARITY 92 NO R&D NEEDED DIFFERENCIATORS OUTCOME / ADVANTAGES • No Explosion, No Melting • Simple Design • Accurate Costs and Time of Construction • Learning curve from serialization • Commercial and Technological Readiness • Operational experience • Proliferant - resistant • Faster & Streamlined Licensing • Rapid go - to market • Access to Industrial Site for FOAK • Power Scalability • Multi - Commodity (Electricity, Process Heat and Radioisotopes) • Focus on Licensing • Focus on FOAK Construction FOAK & LICENSING FULLY FUNDED

INVESTOR PRESENTATION | NOVEMBER 2025 | 6 INDUSTRY TAILWINDS U.S. Nuclear Regulatory Commission (NRC) Paving the Way for Microreactor Approvals ▪ The White House and U.S. NRC have committed to accelerating advanced nuclear technology deployments ▪ Beginning October 1, U.S. NRC decreased its licensing fees from $318 per hour to $148 per hour, significantly lowering total licensing costs ▪ U.S. NRC has proposed new guidance to lower the regulatory burdens of microreactor licensing, while ensuring safety 6 6 6 INVESTOR PRESENTATION | NOVEMBER 2025 |

LICENSING UPDATES



Off-the-Shelf Components (No R&D Needed), Commercially Available - Licensed LEU Fuel and No Design Changes From FOAK to NOAK Enable **Streamlined Approvals**

ONGOING ACTIVITIES

- **Regulatory Engagement Plan** (REP) – filed
- **Several Topical Reports** – submitted
- **Principal Design Criteria Topical Report** – accepted for review (Safety Evaluation est. completion in 1H26)
- **Ongoing NRC Dialogue on a Variety of Technical Topics** (i.e. fuel, fabrication, logistics)

UPCOMING ACTIVITIES

- **Preliminary Safety Analysis Report Submittal**
- **Operating License Application**
- **Commercial License Application**

APPROVALS (ESTIMATED) >>>

- **FOAK Construction Permit Approval** (2027)
- **FOAK Operating License Approval** (2027)

FOAK=COMMERCIAL

- **FOAK Design is Identical to Commercial Unit, Minimizing Lag to Scale-Up**
- **Straightforward Extension to Commercial License Approval** (2028)

SOLO enjoys inherent advantages in the NRC regulatory path thanks to an enhanced safety profile, known components and fuel, and 1:1 commercial unit equivalence to FOAK.

TERRA INNOVATUM | SOLO

INVESTOR PRESENTATION | **NOVEMBER 2025** | 7

INVESTOR PRESENTATION | NOVEMBER 2025 | 8 COMMERCIALIZATION UPDATES $1.9 Billion ▪ MOUs for up to 100 SOLO units ▪ Advanced discussions with several potential customers ▪ Nasdaq listing accelerating inbounds ▪ Partnership with Ameresco unlocking access to federal opportunities ▪ Pipeline interest from AI/Data Centers, Hospitals, Mining Operations Commercial Commitments *Estimated commercial commitments assumes a total of 100 units are sold pursuant to existing MOUs at a per unit price of $19,000,000. *

INVESTOR PRESENTATION | NOVEMBER 2025 | 9 COMMERCIALIZATION UPDATES Ameresco Partnership to Pursue U.S. Public - Private Deployment and Global Opportunities • Comprehensive framework to evaluate siting, development, construction, integration, operation, and decommissioning planning for SOLO reactors • Harnessing Ameresco’s U.S. network and expertise for siting opportunities, agreement targets deployment of 50 SOLO reactors across federal and commercial sites 50 Reactors US Focused Federal Deployment (DOD, DOE), Global Outreach

INVESTOR PRESENTATION | NOVEMBER 2025 | 10 COMMERCIALIZATION UPDATES First Deployment Site (FOAK) & 50 Reactors On - Site Deployment Rock City Admiral Parkway MOU OFFERS RUNWAY FOR EXPANSION Rock City MOU includes an option to deploy up to 50 SOLO reactors (50 MWe) to meet rising demand for secure, clean behind - the - meter energy ▪ Initial 15 - year supply term with potential for 45 - year operations through modular core - swap lifecycle, enhancing local energy infrastructure resilience (pending NRC approval) STRATEGIC FIRST LOCATION Rock City’s 6 million sq. ft. underground industrial park site enables licensing, testing, and construction ; strong location and close proximity to nuclear ecosystem supports collaboration and talent ROCK CITY VALIDATES COMMERCIAL SCALE Rock City site announcement demonstrates SOLO TM ’s go - to - market strategy - a reactor purpose - built for commercial scale, progressing from FOAK to broader deployment across industrial and public sectors 50 FOAK will be Built on a Commercial Industrial Site

INVESTOR PRESENTATION | NOVEMBER 2025 | 11 PARTNERS Network of Global Supply Chain & Deployment Partners Can accommodate production of 400 SOLOs by the end of 2028 • Reactor internals • Special metals and components COMPONENT SUPPLIERS DEPLOYMENT &MANTAINANCE SUPPLIER INDUSTRIAL ASSEMBLY& COMPONENT SUPPLIER • Instrumentation & Control (I&C) • Stainless Steel Vessel • Reactor assembly and integration • EPC (Siting, infrastructure and construction) • Access to US federal and commercial sites • SOLO deployment on DOD and DOE sites • Access and deployment to critical infrastructures

INVESTOR PRESENTATION | NOVEMBER 2025 | 12 SUPPLY CHAIN UPDATES ATB Riva Calzoni Partnership 12 12 12 12 12 INVESTOR PRESENTATION | NOVEMBER 2025 | Initiated preliminary production activities at ATB’s manufacturing facility ATB to provide dedicated resources for SOLO production at scale ~ 646,000 ft² SOLO production lines span over Nuclear Qualified Manufacturer

INVESTOR PRESENTATION | NOVEMBER 2025 | 13 FINANCING Business Combination Proceeds $70M $131M 2025 2026 2027 - 2029 $35M $35M Estimated required capital and timeline for direct and indirect engineering and licensing costs, FOAK construction costs, and wo rking capital. Total funds raised for transaction • Exceeding Capital Need Requirements • Debt free capital structure enhances flexibility • Outsourced production model Funding Licensing, FOAK Construction and Operation, and Immediate Company Operations up to 2027. $109M Total funds available pro - forma for closing costs and initial operations

INVESTOR PRESENTATION | NOVEMBER 2025 | 14 FINANCIAL UPDATES Loss from Operations (Q3’25) $2.3M Cash & Cash Equivalents (as of 9/30/25) $2.15M Shares Outstanding (as of 11/14/25) 70,300,948

INVESTOR PRESENTATION | NOVEMBER 2025 | 15 SUMMARY: STRATEGIC PRIORITES Continue strong growth of order pipeline through strategic partnership network 1 Progress U.S. NRC licensing progress to hit 2027 operating license approval and 2028 commercialization targets ▪ Build out licensing team and open U.S. operations dedicated to NRC engagement 2 Strengthen fabless manufacturing capabilities through partnerships with leading nuclear suppliers and manufacturers 3 ▪ Accelerate business development efforts through strategic hires and partnerships (i.e. Ameresco)

INVESTOR PRESENTATION | NOVEMBER 2025 | 16 UPCOMING CONFERENCES HOST NAME LOCATION END DATE START DATE Bank of America Securities Clean Energy Symposium New York, NY 11/19/2025 11/18/2025 ROTH ROTH Technology Conference New York, NY 11/19/2025 11/19/2025 UBS UBS Global Technology & AI Conference Scottsdale, AZ 12/4/2025 12/1/2025 B. Riley Securities Convergence Conference AI, Blockchain Energy New York, NY 12/4/2025 12/4/2025 Benchmark Benchmark Discovery Conference New York, NY 12/4/2025 12/4/2025 Mizuho Securities USA Power, Energy Infrastructure Conference 2025 New York, NY 12/9/2025 12/8/2025 Asian Business Conference Jakarta, Indonesia 12/11/2025 12/9/2025 Craig - Hallum 2nd Annual Nuclear Energy Forum Virtual 12/11/2025 12/11/2025 World SMR Summit Latin America Buenos Aires Argentina 01/30/2026 01/29/2026 3rd World Nuclear SMR and Advanced Reactor Conference London, UK 02/11/2026 02/10/2026 SMR and Advanced Reactor Conference Austin, TX 05/12/2026 05/11/2026

INVESTOR PRESENTATION | NOVEMBER 2025 | 17 Investor Relations Contacts Giordano Morichi Founding Partner, Chief Business Development Officer & Investor Relations Terra Innovatum Global E: g.morichi@terrainnovatum.com Kaitlin Taylor Vice President Investor Relations Alliance Advisors IR E: TerraIR@allianceadvisors.com